UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 30, 2019

SUPER MICRO COMPUTER, INC.
(Exact name of registrant specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On January 31, 2019, Super Micro Computer, Inc., a Delaware corporation (the “Company”), entered into that certain First Amendment to Loan and Security Agreement (the “Amendment”) by and among the Company, the financial institutions party to that certain Loan and Security Agreement, dated April 19, 2018 (as amended, restated, amended or restated, extended, supplemented, or otherwise modified from time to time, the “Loan Agreement”) as Lenders, and Bank of America, N.A., a national banking association, as administrative agent for the Lenders, amending the Loan Agreement.

The Amendment amends the Loan Agreement to, among other matters, (i) extend the delivery date of the Company’s Fiscal Year ending June 30, 2018 audited financial statements, the corresponding Compliance Certificate and copies of all management letters and other material reports submitted to Borrowers by their accountants in connection with such financial statements otherwise due under Sections 10.1.2(a), (d) and (e) of the Loan Agreement to June 30, 2019; (ii) require that the Company deliver, no later than March 31, 2019 (which date shall be automatically extended to June 30, 2019 upon payment of an extension fee), its Fiscal Year ending June 30, 2017 audited financial statements and a management letter from the Company’s certified public accountants, indicating that any issues resulting from the late filing of the Company’s 10-Q and 10-K filings with the Securities and Exchange Commission for the filing periods ending on or prior to June 30, 2017 have been resolved; and (iii) extend the termination date from April 19, 2019 to June 30, 2019.

Capitalized terms used but not otherwise defined herein have the respective meanings given thereto in the Amendment. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Amendment as set forth in Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officer; Election of Directors; Appointment of Principal Officers.

On January 30, 2019, Tally Liu was appointed to fill a vacancy on the Board of Directors of the Company. Mr. Liu served as Chairman of the Board and Chief Executive Officer of Newegg, Inc. from August 1, 2008 to August 12, 2010 and served as its President from February 2008 to August 2008. Before that, Mr. Liu was at Knight Ridder Digital for over 17 years where he held various executive finance positions, including Senior Vice President, Operations & Finance, Vice President, Internal Audit, Vice President of Finance and Advanced Technologies, Vice President of Finance and Controller. He was responsible for Knight Ridder Digital's financial budgeting, accounting and capital budgeting, in addition to overseeing the operations of facilities, Web-hosting for the Real Cities network and technical, application and network support. Mr. Liu served as Vice President, Internal Audit at Knight Ridder. Before Knight Ridder, Mr. Liu was the Chief Financial Officer of the San Jose Mercury News and Controller for the Boca Raton News. He is President of the International Newspaper Financial Executives (INFE). Mr. Liu is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants. Mr. Liu completed the Advanced Management Program at Harvard University in 1998. He attended the Stanford Advanced Finance Management program in 1986. Mr. Liu holds an M.B.A. from Florida Atlantic University and a bachelor of commerce degree, with a major in business administration, from National Chenchi University, Taipei, Taiwan.

Mr. Liu is entitled to receive our standard non-employee director compensation. We reimburse non-employee directors for reasonable expenses in connection with attendance at board and committee meetings. Our non-employee directors receive an annual retainer of $40,000, payable quarterly. In addition, each director serving in a non-chairperson capacity on our audit, compensation or nominating and corporate governance committees receives an additional annual retainer of $2,500 per committee, payable quarterly. Each non-employee director is automatically granted an initial option to purchase 18,000 shares upon first becoming a member of our board of directors. Immediately after each of our annual meetings of stockholders, each non-employee director is automatically granted a nonstatutory option to purchase 4,500 shares of our common stock. Annual grants will be reduced proportionally if the person did not serve in that capacity for the full year after the annual grant.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics nt of a Registrant.

On January 30, 2019, the Company’s Board of Directors approved and adopted the amended and restated Code of Business Conduct and Ethics (the “Code”) attached hereto as Exhibit 14.1 and which will also be available on the Company’s website at https://ir.supermicro.com/committee-details/code-business-conduct-and-ethics. The Code is applicable to all officers, directors and employees of the Company, including but not limited to the Company’s principal executive officer, principal financial officer, principal accounting officer and controller. The revisions to the Code include, among others, (i) revising the general policy statement, (ii) adding a requirement that the Company’s Chief Executive Officer, Chief Financial Officer, Chief Compliance Officer, General Counsel and Controller are required to promote compliance with the Code, (iii) removing some provisions that are not core to the purpose of the Code, such as relating to financial reporting, (iv) adding provisions to clarify what constitutes a conflict of interest, (v) streamlining the reporting procedures for potential violations and internal investigation procedures, (vi) adding provisions relating to discrimination and harassment, and (vii) adding provisions relating to health and safety. The changes to do not result in any waiver to any officer, director or employee of the Company, explicit or implicit, from any provision of the Code as in effect prior to the Board’s action to amend and restate the Code. The changes also serve to coordinate the Code provisions with certain other policies and committee charters of the Company.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description

10.1	First Amendment to Loan and Security Agreement, dated January 31, 2019.
14.1	Code of Business Conduct and Ethics

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: February 5, 2019	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board (Principal Executive Officer)